Related Party Transactions	12 Months Ended
Jun. 30, 2024
Related Party Transactions [Abstract]
Related Party Transactions
5.	Related Party Transactions

From time to time, our officers and shareholders have made advances to us. As of June 30, 2024 and 2023, the amount due to related parties of $10,555 and $12,430, respectively, consisted primarily of amounts advanced to us our by our officers. The advances carry no interest and are due on demand. Imputed interest is immaterial.

On April 23, 2024, we entered into an independent director agreement with Alberto Libanori and agreed to compensate Mr. Libanori $1,000 per year for his services. During the year ended June 30, 2024, we recorded a general and administrative expense of $186 in connection with this agreement.